UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2005
SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
1735 Market Street, Philadelphia, PA 19103-7583

(Address of principal executive offices) (Zip Code)
(215) 977-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 3, 2005, Sunoco Logistics Partners L.P. (the “Partnership”) announced that it plans to offer 1.5 million common units pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. The Partnership’s press release announcing the offering is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

99.1	Press release dated August 3, 2005.
Forward-Looking Statements
     Statements contained in this report, or the exhibits thereto, that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP. By: Sunoco Partners LLC, its General Partner
By:	/s/ COLIN A. OERTON
Colin A. Oerton
Vice President and Chief Financial Officer

August 3, 2005

EXHIBIT INDEX

Exhibit
No.	Exhibit
Exhibit 99.1	Press Release dated August 3, 2005

4